               SECURITIES AND EXCHANGE COMMISSION
                     Washington D.C. 20549

                           Form 8-A

       FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
            PURSUANT TO SECTION 12(b) OR (g) OF THE
               SECURITIES EXCHANGE ACT OF 1934

                    BALSAM VENTURES, INC.
   ------------------------------------------------------
   (Exact name of registrant as specified in its charter)


Nevada                               52-2219056
------                               ----------
(State of incorporation              (I.R.S. Employer
or organization)                     Identification No.)

12 - 5880 Hampton Place
Vancouver, British Columbia                  V6T 2E9
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(Address of principal executive offices)    (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                  Name of each exchange of which
to be so registered                  each class is to be registered

Not Applicable                       Not Applicable
--------------                       --------------

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.
                                                                 [X]
Securities Act registration statement file number to which this form relates: 333-33574 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

               Common Stock, par value of $0.001
               ---------------------------------
                        (Title of class)

Item 1.  Description of Registrant's Securities to be Registered.

The description of securities contained in Registrant's
Registration Statement on Form SB-2, as amended, filed with the commission (File No. 333-33574) is incorporated by reference into this registration statement.

Item 2.  Exhibits

EXHIBIT
NUMBER                  DESCRIPTION
-------                 -----------
3.1                     Articles of Incorporation*
3.2                     Amended By-Laws*
4.1                     Share Certificate*

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*Incorporated herein by reference to the exhibits of the same number in Registrant's Registration Statement on Form SB-2, as amended.



                            SIGNATURE

Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

DATE: November 8, 2000


BALSAM VENTURES, INC.
Registrant

    /s/ Robert S. Smith
By: __________________________
    Robert S. Smith, President


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